EXHIBIT 99.1
                                                                    ------------

                                VOTING AGREEMENT

     This VOTING AGREEMENT (this "Agreement"), dated as of November 24, 2004, by and among General Electric Company, a New York corporation ("Parent"), and the Stockholders listed on Schedule A hereto (each, a "Stockholder" and, collectively, the "Stockholders").

     WHEREAS, concurrently with the execution of this Agreement, Ionics, Incorporated, a Massachusetts corporation (the "Company"), Parent and Triton Acquisition Corp., a Massachusetts corporation and a wholly owned subsidiary of Parent ("Merger Sub"), are entering into an Agreement and Plan of Merger of even date herewith (as the same may be amended or supplemented, the "Merger Agreement"; capitalized terms used but not defined in this Agreement have the meanings ascribed thereto in the Merger Agreement);

     WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of the number of shares of common stock, $1.00 par value, of the Company set forth opposite such Stockholder's name on Schedule A hereto (such shares, together with any other shares of Company Common Stock acquired by such Stockholder after the date hereof, being collectively referred to herein as the "Stockholder Shares"); and

     WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have required that the Stockholders enter into this Agreement and, in order to induce Parent and Merger Sub to enter into the Merger Agreement, the Stockholders are willing to enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Agreements of Stockholders.

          (a) Voting. From the date hereof until any termination of this Agreement in accordance with its terms, at any meeting of the stockholders of the Company however called (or any action by written consent in lieu of a meeting) or any adjournment thereof, each Stockholder shall vote all Stockholder Shares owned by such Stockholder (or cause them to be voted) or (as appropriate) execute written consents in respect thereof, (i) in favor of the adoption of the Merger Agreement and the approval of the Transactions, (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company in the Merger Agreement,
(iii) against any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other Takeover Proposal and (iv) against any agreement, amendment of the Company Charter Documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger. Any such vote shall be cast (or consent shall be given) by each Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent).

          (b) Grant of Limited Irrevocable Proxy; Appointment of
Attorney-in-Fact.

               (i) In furtherance of each Stockholder's agreement in Section 1(a) above, but subject to Section 1(b)(ii) below, such Stockholder hereby appoints Parent and Parent's designees, and each of them individually, as such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote all Stockholder Shares owned by such Stockholder (at any meeting of stockholders of the Company however called or any adjournment thereof), or to execute one or more written consents in respect of such Stockholder Shares, for the following limited, and for no other, purposes (A) in favor of the adoption of the Merger Agreement and the approval of the Transactions, (B) against any action or agreement that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company in the Merger Agreement, (C) against any Takeover Proposal and (D) against any agreement, amendment of the Company Charter Documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger.

               (ii) Such proxy granted pursuant to Section 1(b)(i) above shall
(A) be valid and irrevocable until the termination of this Agreement in accordance with Section 4 hereof and (B) automatically terminate upon the termination of this Agreement in accordance with Section 4 hereof. Each Stockholder represents that any and all other proxies heretofore given in respect of Stockholder Shares owned by such Stockholder are revocable, and that such other proxies have been revoked.

               (iii) Each Stockholder affirms that the proxy granted pursuant to
Section 1(b)(i) above is: (A) given (x) in connection with the execution of the Merger Agreement and (y) to secure the performance of such Stockholder's duties under this Agreement, (B) coupled with an interest and may not be revoked except as otherwise provided in this Agreement and (C) intended to be irrevocable prior to termination of this Agreement in accordance with the provisions of Section
7.22 of the MBCA.

          (c) Restriction on Transfer; Proxies; Non-Interference; etc. From the date hereof until any termination of this Agreement in accordance with its terms, such Stockholder shall not (i) other than pursuant to the Merger, sell, transfer (including by operation of law), give, pledge, encumber, assign or otherwise dispose of (collectively, "Transfer"), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) or understanding with respect to the Transfer of, any Stockholder Shares owned by such Stockholder (or any interest therein), (ii) deposit any Stockholder Shares owned by such Stockholder into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Stockholder

Shares, (iii) commit to do any of the foregoing or (iv) take any action that would make any representation or warranty of such Stockholder set forth in this Agreement untrue or incorrect in any material respect or have the effect of preventing, disabling or delaying such Stockholder from performing any of its obligations under this Agreement; provided, that nothing contained herein shall limit the ability of a Stockholder to Transfer any Stockholder Shares owned by such Stockholder to a charitable trust or foundation so long as, prior to such Transfer, the transferee enters into a joinder agreement in form and substance reasonably satisfactory to Parent pursuant to which such transferee and the transferred Stockholder Shares remain subject to the terms and conditions of this Agreement. In furtherance of the foregoing, such Stockholder agrees that any Transfer in violation of this Agreement shall be void and of no force or effect.

          (d) Legending of Stockholder Shares. If so requested by Parent, at Parent's sole cost, each Stockholder agrees that the certificates representing Stockholder Shares owned by such Stockholder shall bear a legend stating that such Stockholder Shares are subject to this Agreement and to an irrevocable proxy.

          (e) No Solicitation. Each Stockholder shall, and shall cause its affiliates and its and its affiliates' respective directors, officers, employees, investment bankers, financial advisors, attorneys, accountants, agents and other representatives (collectively, "Stockholder Representatives") to, immediately cease and cause to be terminated any discussions or negotiations with any Person conducted heretofore with respect to a Takeover Proposal. From the date hereof until any termination of this Agreement in accordance with its terms, each Stockholder shall not, and shall cause its Stockholder Representatives not to, directly or indirectly (i) solicit, initiate or knowingly facilitate or encourage (including by way of furnishing information) any inquiries or proposals that constitute, or may reasonably be expected to lead to, any Takeover Proposal, (ii) participate in any discussions or negotiations with any third party regarding any Takeover Proposal or (iii) enter into any agreement related to any Takeover Proposal. In addition, from the date hereof until any termination of this Agreement in accordance with its terms, each Stockholder shall promptly advise Parent, orally and in writing, and in no event later than 48 hours after receipt, if any proposal, offer, inquiry or other contact is received by, any information is requested from, or any discussions or negotiations are sought to be initiated or continued with, such Stockholder in respect of any Takeover Proposal, and shall, in any such notice to Parent, indicate the identity of the Person making such proposal, offer, inquiry or other contact and the material terms and conditions of any proposals or offers or the nature of any inquiries or contacts (and shall include with such notice copies of any written materials received from or on behalf of such Person relating to such proposal, offer, inquiry or request), and thereafter shall promptly keep Parent fully informed of all material developments affecting the status and terms of any such proposals, offers, inquiries or requests (and such Stockholder shall provide Parent with copies of any additional written materials received that relate to such proposals, offers, inquiries or requests) and of the status of any such discussions or negotiations. As used in this paragraph, "affiliates" of a Stockholder shall not include the Company.

          (f) Certain Actions. Until the earlier of (i) the termination of the Merger Agreement pursuant to its terms and (ii) the Effective Time, each Stockholder shall at the request of Parent and without further consideration, execute and deliver such additional documents, make such filings and take all such further action as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the Merger and the transactions contemplated by this Agreement. No Stockholder shall issue any press release or make any other public statement with respect to this Agreement, the Merger Agreement or any of the Transactions without the prior written consent of Parent, except as may be required by any Law, judgment, writ or injunction of any Governmental Authority applicable to such Stockholder.

          (g) Approval of Board Action; Appraisal Rights. Each Stockholder hereby consents to and approves the actions taken by the Board of Directors of the Company in approving the Merger Agreement, the Transactions and this Agreement. Each Stockholder hereby waives, and agrees not to exercise or assert, any appraisal or similar rights under Section 13.02 of the MBCA or other applicable Law in connection with the Merger.

     2. Representations and Warranties of Stockholders. Each Stockholder hereby represents and warrants to Parent, severally and not jointly, as follows:

          (a) Authority. Each Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Stockholder of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized and approved by all necessary action on the part of such Stockholder and no further action on the part of such Stockholder is necessary to authorize the execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and, assuming due and valid authorization, execution and delivery hereof by Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception. Such Stockholder does not require the consent of any of its beneficiaries to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

          (b) Consents and Approvals; No Violations. Except for filings under the Exchange Act, to such Stockholder's knowledge, no consents or approvals of, or filings, declarations or registrations with, any Governmental Authority are necessary for the consummation by such Stockholder of the transactions contemplated by this Agreement, other than such other consents, approvals, filings, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance by such Stockholder of any of its obligations under this Agreement. Neither the execution and delivery of this Agreement by such Stockholder, nor the consummation by such Stockholder of the transactions contemplated hereby, nor compliance by such Stockholder with any of the terms or provisions hereof, will, (A) conflict with or violate any provision of the trust agreement of such Stockholder or (B) assuming that the authorizations, consents, approvals and filings referred to in the preceding sentence are obtained and made, (x) violate any judgment or injunction of any Governmental Authority applicable to such Stockholder or any of its properties or assets or, to such Stockholder's knowledge, Law, or (y) violate, conflict with, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under or result in the creation of any Lien upon any of the properties or assets of, such Stockholder under, any of the terms, conditions or provisions of the trust agreement pursuant to which such Stockholder was organized or any other agreement or other instrument or obligation to which such Stockholder is a party, or by which it or any of its properties or assets may be bound or affected, except for such violations, conflicts, losses, defaults, terminations, cancellations, accelerations or Liens as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance by such Stockholder of any of its obligations under this Agreement.

          (c) Ownership of Shares. Such Stockholder owns, beneficially and of record, all of the Stockholder Shares set forth opposite such Stockholder's name on Schedule A hereto. Such Stockholder owns all of its Stockholder Shares free and clear of any proxy, voting restriction, adverse claim or other Lien (other than (i) the Stockholders Agreement dated as of February 13, 2004 among the Company and the Stockholders party thereto and (ii) proxies and restrictions in favor of Parent pursuant to this Agreement and except for such transfer restrictions of general applicability as may be provided under the Securities Act and the "blue sky" laws of the various States of the United States). Without limiting the foregoing, except for proxies and restrictions in favor of Parent pursuant to this Agreement and except for such transfer restrictions of general applicability as may be provided under the Securities Act and the "blue sky" laws of the various States of the United States, such Stockholder has sole voting power and sole power of disposition with respect to all of its Stockholder Shares, with no restrictions on such Stockholder's rights of voting or disposition pertaining thereto and no Person other than such Stockholder has any right to direct or approve the voting or disposition of any of its Stockholder Shares. As of the date hereof, such Stockholder does not own, beneficially or of record, any securities of the Company other than the number of Shares which constitute Stockholder Shares.

          (d) Brokers. No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission that is payable by the Company, Parent or any of their respective subsidiaries in connection with the Transactions based upon arrangements made by or on behalf of such Stockholder.

     3. Representations and Warranties of Parent and Merger Sub. Parent hereby represents and warrants to the Stockholders as follows:

          (a) Organization, Standing and Corporate Power. Parent is a corporation duly organized, validly existing and in good standing under the Laws of the State of New York.

          (b) Authority; Noncontravention. (1) Parent has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Parent of this Agreement, and the consummation by Parent of the transactions contemplated hereby, have been duly authorized and approved by its Board of Directors and no other corporate action on the part of Parent is necessary to authorize the execution, delivery and performance by Parent of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and, assuming due authorization, execution and delivery hereof by each Stockholder, constitutes a legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception. (2) Neither the execution and delivery of this Agreement by Parent, nor the consummation by Parent of the transactions contemplated hereby, nor compliance by Parent with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the certificate of incorporation or bylaws of Parent or (ii) assuming that the authorizations, consents and approvals referred to in Section 3(c) are obtained and the filings referred to in Section 3(c) are made, (x) violate any Law, judgment, writ or injunction of any Governmental Authority applicable to Parent or any of its Subsidiaries or any of their respective properties or assets, or
(y) violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of, Parent or any of its Subsidiaries under, any of the terms, conditions or provisions of any Contract to which Parent or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected except, in the case of clause (ii), for such violations, conflicts, losses, defaults, terminations, cancellations, accelerations or Liens as, individually or in the aggregate, would not reasonably be expected to prevent or materially delay the ability of Parent to consummate the transactions contemplated hereby).

          (c) Governmental Approvals. Except for filings required under the Exchange Act, no filings, declarations or registrations with, any Governmental Authority are necessary for the execution and delivery of this Agreement by Parent, other than such other consents, approvals, filings, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

     4. Termination. This Agreement shall terminate on the first to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time. Notwithstanding the foregoing, (i) nothing herein shall relieve any party from liability for breach of this Agreement and (ii) the provisions of this Section 4, Section 6 and paragraphs (c) and (d) of Section 2 hereof shall survive any termination of this Agreement.

     5. Escrow Agreement. Parent hereby agrees that, immediately following the Effective Time and solely for purposes of the Escrow Agreement dated as of

February 13, 2004 (the "Escrow Agreement") among the Company, the other entities and persons listed on Annex A thereto and the Escrow Agent thereunder, Parent shall cause the Company to approve an amendment to the Escrow Agreement so that the "Cut-Off Time" referred to in Section 2(a)(x) of the Escrow Agreement shall be the Effective Time. Nothing in this Section 6 shall affect in any way the rights to indemnification of the Buyer Indemnified Parties under the Purchase Agreement (each as defined in the Escrow Agreement).

     6. Miscellaneous.

          (a) Action in Stockholder Capacity Only. The parties acknowledge that this Agreement is entered into by each Stockholder in its capacity as an owner of Stockholder Shares and that nothing in this Agreement shall in any way restrict or limit any trustee or other representative of a Stockholder that also is a director or officer of the Company from taking any action in his capacity as a director or officer of the Company that is necessary for him to comply with his fiduciary duties as a director or officer of the Company, including, without limitation, participating in his capacity as a director of the Company in any discussions, negotiations or votes in accordance with Section 5.3 of the Merger Agreement.

          (b) Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

          (c) Additional Shares. Until any termination of this Agreement in accordance with its terms, each Stockholder shall promptly notify Parent of the number of shares of Company Common Stock, if any, as to which such Stockholder acquires record or beneficial ownership after the date hereof. Any shares of Company Common Stock as to which each Stockholder acquires record or beneficial ownership after the date hereof and prior to termination of this Agreement shall be Stockholder Shares for purposes of this Agreement. Without limiting the foregoing, in the event of any stock split, stock dividend or other change in the capital structure of the Company affecting the Company Common Stock, the number of shares of Company Common Stock constituting Stockholder Shares shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Company Common Stock or other voting securities of the Company issued to a Stockholder in connection therewith.

          (d) Definition of "Beneficial Ownership". For purposes of this Agreement, "beneficial ownership" with respect to (or to "own beneficially") any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

          (e) Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement is not intended to and shall not confer upon any Person other than the parties hereto any rights hereunder.

          (f) Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section shall be null and void.

          (g) Amendments; Waiver. This Agreement may not be amended or supplemented, except by a written agreement executed by the parties hereto. Any party to this Agreement may (A) waive any inaccuracies in the representations and warranties of any other party hereto or extend the time for the performance of any of the obligations or acts of any other party hereto or (B) waive compliance by the other party with any of the agreements contained herein. Notwithstanding the foregoing, no failure or delay by Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

          (h) Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

          (i) Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other parties hereto.

          (j) Descriptive Headings. Headings of Sections and subsections of this Agreement are for convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

          (k) Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

          if to Parent, to:

                   GE Infrastructure
                   187 Danbury Road
                   Wilton, CT 06987
                   Attention:  General Counsel
                   Facsimile:  (203) 761-1924

          with a copy (which shall not constitute notice) to:
                   General Electric Company
                   3135 Easton Turnpike
                   Attention:  Vice President and Senior Counsel, Transactions
                   Facsimile:  (203) 373-3008

                   and

                   Weil, Gotshal & Manges LLP
                   767 Fifth Avenue
                   New York, NY  10153
                   Attention: Howard Chatzinoff, Esq.
                   Facsimile: (212) 310-8007

          if to a Stockholder, to:
                   Frederick T. Stant, III
                   Williams, Mullen
                   222 Central Park Avenue, Suite 1700
                   Virginia Beach, VA  23462
                   Facsimile:  (757) 473-0395

          with a copy (which shall not constitute notice) to:
                   Williams, Mullen
                   222 Central Park Avenue, Suite 1700
                   Virginia Beach, VA  23462
                   Attention:  Frederick T. Stant, III
                   Facsimile:  (757) 473-0395

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 P.M. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

          (l) Drafting. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

          (m) GOVERNING LAW; ENFORCEMENT; JURISDICTION; WAIVER OF JURY TRIAL.

               (i) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE.

               (ii) ALL ACTIONS AND PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE HEARD AND DETERMINED IN ANY FEDERAL OR STATE COURT SITTING IN THE CITY OF NEW YORK, AND THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS (AND, IN THE CASE OF APPEALS, APPROPRIATE APPELLATE COURTS THEREFROM) IN ANY SUCH ACTION OR PROCEEDING AND IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. THE CONSENTS TO JURISDICTION SET FORTH IN THIS PARAGRAPH SHALL NOT CONSTITUTE GENERAL CONSENTS TO SERVICE OF PROCESS IN THE STATE OF NEW YORK AND SHALL HAVE NO EFFECT FOR ANY PURPOSE EXCEPT AS PROVIDED IN THIS PARAGRAPH AND SHALL NOT BE DEEMED TO CONFER RIGHTS ON ANY PERSON OR ENTITY OTHER THAN THE PARTIES HERETO. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.

               (iii) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

               (iv) THE PARTIES AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH THEIR SPECIFIC TERMS OR WERE OTHERWISE BREACHED. IT IS ACCORDINGLY AGREED THAT THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS TO PREVENT BREACHES OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS OF THIS AGREEMENT IN ANY COURT OF THE UNITED STATES LOCATED IN THE STATE OF NEW YORK OR IN NEW YORK STATE COURT, WITHOUT BOND OR OTHER SECURITY BEING REQUIRED, THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY ARE ENTITLED AT LAW OR IN EQUITY.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


               GENERAL ELECTRIC COMPANY

               By: /s/ William A. Woodburn
                   --------------------------
               Name: William A. Woodburn
               Title: President and CEO
                      GE Infrastructure

                         STOCKHOLDERS:

                         THE LYMAN B. DICKERSON QUALIFIED GRANTOR RETAINED ANNUITY TRUST #1



                         By:      /s/ Lyman B. Dickerson
                                  ----------------------------------
                                  Lyman B. Dickerson, Trustee

                         THE DOUGLAS G. DICKERSON REVOCABLE TRUST UA DATED JUNE 22, 1988


                         By:      /s/ Douglas G. Dickerson
                                  ----------------------------------
                                  Douglas G. Dickerson, Trustee

                         THE LYMAN DICKERSON IRREVOCABLE TRUST, FBO PRESTON G. DICKERSON



                         By:      /s/ Lyman B. Dickerson
                                  ----------------------------------
                                  Lyman B. Dickerson, Trustee

                         By:      /s/ Charles C. Kline
                                  ----------------------------------
                                  Charles C. Kline, Independent Trustee

                         THE LYMAN DICKERSON IRREVOCABLE TRUST, FBO LILY J. DICKERSON



                         By:      /s/ Lyman B. Dickerson
                                  ----------------------------------
                                  Lyman B. Dickerson, Trustee

                         By:      /s/ Charles C. Kline
                                  ----------------------------------
                                  Charles C. Kline, Independent Trustee

                         THE DOUGLAS G. DICKERSON QUALIFIED GRANTOR RETAINED ANNUITY TRUST #1


                         By:      /s/ Douglas G. Dickerson
                                  ----------------------------------
                                  Douglas G. Dickerson, Trustee

                         THE DOUGLAS G. DICKERSON QUALIFIED GRANTOR RETAINED ANNUITY TRUST #2


                         By:      /s/ Douglas G. Dickerson
                                  ----------------------------------
                                  Douglas G. Dickerson, Trustee

                         THE DOUGLAS G. DICKERSON IRREVOCABLE TRUST NO. 3 F/B/O MEREDITH D. WALTHALL

                         By:      /s/ Douglas G. Dickerson
                                  ----------------------------------
                                  Douglas G. Dickerson, Trustee

                         THE DOUGLAS G. DICKERSON IRREVOCABLE TRUST NO. 3 F/B/O PAIGE L. DICKERSON

                         By:      /s/ Douglas G. Dickerson
                                  ----------------------------------
                                  Douglas G. Dickerson, Trustee

                         THE DOUGLAS G. DICKERSON IRREVOCABLE TRUST NO. 3 F/B/O DOUGLAS G. DICKERSON, II


                         By:      /s/ Douglas G. Dickerson
                                  ----------------------------------
                                  Douglas G. Dickerson, Trustee

                         THE RICHARD DICKERSON REVOCABLE TRUST UA DATED
                         03/05/1993


                         By:      /s/ Douglas G. Dickerson
                                  ----------------------------------
                                  Douglas G. Dickerson, Co-Trustee

                         By:      /s/ Marguerite W. Dickerson
                                  ----------------------------------
                                  Marguerite W. Dickerson, Co-Trustee

                         THE RICHARD DICKERSON IRREVOCABLE TRUST NO. 3 F/B/O COURTNEY B. DICKERSON

                         By:      /s/ Douglas G. Dickerson
                                  ----------------------------------
                                  Douglas G. Dickerson, Co-Trustee

                         By:      /s/ Marguerite W. Dickerson
                                  ----------------------------------
                                  Marguerite W. Dickerson, Co-Trustee

                         By:      /s/ Frederick T. Stant, III
                                  ----------------------------------
                                  Frederick T. Stant, III, Independent Trustee


                         THE RICHARD DICKERSON IRREVOCABLE TRUST NO. 3 F/B/O ANDREW G. DICKERSON

                         By:      /s/ Douglas G. Dickerson
                                  ----------------------------------
                                  Douglas G. Dickerson, Co-Trustee

                         By:      /s/ Marguerite W. Dickerson
                                  ----------------------------------
                                  Marguerite W. Dickerson, Co-Trustee

                         By:      /s/ Frederick T. Stant, III
                                  ----------------------------------
                                  Frederick T. Stant, III, Independent Trustee

                         THE RICHARD DICKERSON IRREVOCABLE TRUST NO. 3 F/B/O RYAN C. DICKERSON

                         By:      /s/ Douglas G. Dickerson
                                  ----------------------------------
                                  Douglas G. Dickerson, Co-Trustee

                         By:      /s/ Marguerite W. Dickerson
                                  ----------------------------------
                                  Marguerite W. Dickerson, Co-Trustee

                         By:      /s/ Frederick T. Stant, III
                                  ----------------------------------
                                  Frederick T. Stant, III, Independent Trustee


                         THE RICHARD DICKERSON IRREVOCABLE TRUST NO. 3 F/B/O KIMBERLY D. NIKKI

                         By:      /s/ Douglas G. Dickerson
                                  ----------------------------------
                                  Douglas G. Dickerson, Co-Trustee

                         By:      /s/ Marguerite W. Dickerson
                                  ----------------------------------
                                  Marguerite W. Dickerson, Co-Trustee

                         By:      /s/ Frederick T. Stant, III
                                  ----------------------------------
                                  Frederick T. Stant, III, Independent Trustee

                         THE RICHARD DICKERSON IRREVOCABLE TRUST NO. 3 F/B/O RICHARD C. DICKERSON, JR.

                         By:      /s/ Douglas G. Dickerson
                                  ----------------------------------
                                  Douglas G. Dickerson, Co-Trustee

                         By:      /s/ Marguerite W. Dickerson
                                  ----------------------------------
                                  Marguerite W. Dickerson, Co-Trustee

                         By:      /s/ Frederick T. Stant, III
                                  ----------------------------------
                                  Frederick T. Stant, III, Independent Trustee

                                   SCHEDULE A
                                   ----------

--------------------------------------------------------------------------------
Name of Shareholder                                             Number of Shares
                                                                 of Common Stock
                                                                 Owned of Record

--------------------------------------------------------------------------------
The Lyman B Dickerson Revocable Trust dated
September 9, 1996                                                        216,324
--------------------------------------------------------------------------------
Lyman B. Dickerson TR Lyman B Dickerson Qualified Grantor
Retained Annuity Trust #1                                              1,946,926
--------------------------------------------------------------------------------
The Lyman Dickerson Irrevocable Trust dated July 1, 1991                  28,958
--------------------------------------------------------------------------------
Lyman B. Dickerson & Charles C. Kline TR, Lyman Dickerson
Irrevocable Trust FBO Preston G. Dickerson                               130,311
--------------------------------------------------------------------------------
Lyman B. Dickerson & Charles C. Kline TR, Lyman Dickerson
Irrevocable Trust FBO Lily J. Dickerson                                  130,311
--------------------------------------------------------------------------------
Douglas G Dickerson Tr Douglas G Dickerson Rev Trust
UA 06/22/1988                                                            183,163
--------------------------------------------------------------------------------
Douglas G. Dickerson TR Douglas G Dickerson Qualified
Grantor Retained Annuity Trust #1                                        338,324
--------------------------------------------------------------------------------
Douglas G. Dickerson TR Douglas G Dickerson Qualified
Grantor Retained Annuity Trust #2                                        338,324
--------------------------------------------------------------------------------
The Douglas Dickerson Irrevocable Trust No. 3 dated
July 1, 1991                                                              14,479
--------------------------------------------------------------------------------
The Douglas Dickerson Irrevocable Trust No. 3 f/b/o
Meredith D. Walthall                                                      33,539
--------------------------------------------------------------------------------
The Douglas Dickerson Irrevocable Trust No. 3 f/b/o
Paige L. Dickerson                                                        33,539
--------------------------------------------------------------------------------
The Douglas Dickerson Irrevocable Trust No. 3 f/b/o
Douglas G Dickerson, II                                                   33,539
--------------------------------------------------------------------------------
Douglas G Dickerson TR & Marguerite W Dickerson TR
Richard Dickerson Rev Trust  UA 03/05/1993                               859,811
--------------------------------------------------------------------------------
The Richard Dickerson Irrevocable Trust No. 3 dated
July 1, 1991                                                              14,479
--------------------------------------------------------------------------------
The Richard Dickerson Irrevocable Trust No. 3 f/b/o
Courtney B. Dickerson                                                     20,124
--------------------------------------------------------------------------------
The Richard Dickerson Irrevocable Trust No. 3 f/b/o
Andrew G. Dickerson                                                       20,124
--------------------------------------------------------------------------------
The Richard Dickerson Irrevocable Trust No. 3 f/b/o
Ryan C. Dickerson                                                         20,124
--------------------------------------------------------------------------------
The Richard Dickerson Irrevocable Trust No. 3 f/b/o
Kimberly D. Nikki                                                         20,124
--------------------------------------------------------------------------------
The Richard Dickerson Irrevocable Trust No. 3 f/b/o
Richard C. Dickerson, Jr.                                                 20,123
--------------------------------------------------------------------------------